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                                                                     EXHIBIT 4.1


  COMMON STOCK                                                COMMON STOCK

     [EPAY]                                                        [ ]

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA OR IN NEW YORK, NY             CUSIP

                      [LOGO OF BOTTOMLINE TECHNOLOGIES]
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

=========================BOTTOMLINE TECHNOLOGIES (de), INC.====================
transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-laws of the Corporation, as from time to time amended or restated. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    IN WITNESS WHEREOF, Bottomline Technologies (de), Inc. has caused its facsimile corporate seal and facsimile signatures of its duly authorized officers to be hereunto affixed.

Dated:

                 [SEAL OF BOTTOMLINE TECHNOLOGIES (de), INC.]

/s/ Robert A. Eberle                         /s/ Daniel M. McGurl

EXECUTIVE VICE PRESIDENT,                    CHAIRMAN OF THE BOARD OF DIRECTORS,
CHIEF FINANCIAL OFFICER                      PRESIDENT AND CHIEF EXECUTIVE
AND TREASURER                                OFFICER


COUNTERSIGNED AND REGISTERED:
     STATE STREET BANK AND TRUST COMPANY
     TRANSFER AGENT AND REGISTRAR

By

          AUTHORIZED SIGNATURE

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                      BOTTOMLINE TECHNOLOGIES (de), INC.

    THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO EACH STOCKHOLDER UPON REQUEST WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT _______Custodian_______
TEN ENT - as tenants by the entireties                  (Cust)       (Minor)
JT TEN  - as joint tenants with right         under Uniform Gifts to Minors
          of survivorship and not             Act___________________________
          as tenants in common                            (State)

       Additional abbreviations may also be used though not in the above list.

    For value received, ____________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
    [                               ]


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, ______________________________



      NOTICE: ________________________________________________________________
              THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed: ______________________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 17Ad-15.